EARNINGS PER COMMON SHARE	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
EARNINGS PER COMMON SHARE	Earnings per Common Share

The following table sets forth the computation of basic and diluted earnings per share:

(Dollars in thousands, except share and per share data)	2019	2018	2017
Numerator
Net income	$198,075	$172,595	$96,787

Denominator
Basic earnings per common share - weighted average shares	98,305,570	88,582,090	61,529,460
Effect of dilutive securities
Employee stock awards	545,901	514,680	581,329
Warrants	0	517,435	60,801
Diluted earnings per common share - adjusted weighted average shares	98,851,471	89,614,205	62,171,590

Earnings per share available to common shareholders
Basic	$2.01	$1.95	$1.57
Diluted	$2.00	$1.93	$1.56

First Financial had no warrants outstanding to purchase the Company's common stock as of December 31, 2019. Warrants acquired in the MSFG merger were outstanding as of December 31, 2018 and represented the right to purchase 804,858 shares of First Financial's common stock at an exercise price of $10.62 per share. These warrants were exercised in January 2019. At December 31, 2017, First Financial had warrants outstanding representing the right to purchase 104,200 shares of common stock at an exercise price of $12.12. These warrants expired in December 2018.

Stock options and warrants with exercise prices greater than the average market price of the common shares were not included in the computation of net income per diluted share, as they would have been antidilutive.  Using the period end price, there were no antidilutive options at December 31, 2019, 2018, or 2017.

As of December 31, 2019, 2018, and 2017, First Financial was authorized to issue 10,000,000 preferred shares, however no preferred shares were issued or outstanding.